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                            STOCK PURCHASE AGREEMENT


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                                 BY AND BETWEEN

                        GOOD MORNING SECURITIES CO., LTD.

                                       AND

                       TEMPLETON INVESTMENT COUNSEL, INC.











                             DATED: 29th JUNE, 2000



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                            STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of 29th June, 2000 by and between Good Morning Securities Co., Ltd., a corporation incorporated under the 1aws of Republic of Korea and having its principal place of business at Good Morning Tower, 23-2, Youido-dong, Yongdungpo-gu, Seoul, Korea 150-712 (the "Seller") and Templeton Investment Counsel, Inc., a corporation incorporated under the laws of the state of Florida, United States of America and having its principal place of business at 500 East Broward Blvd. Suite 2100, Fort Lauderdale, Florida 33394, (the "Buyer").

Seller and Buyer are hereinafter referred to collectively as the "Parties" and individually as a "Party."

                                   WITNESSETH

WHEREAS, the Seller is the owner of 3,207,000 shares of common stock (the Sale Shares") of Templeton Investment Trust Management Company Limited, a corporation duly organized and validly existing under the laws of Korea (the "Company"); and

WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from Seller, the Sale Shares under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual premises and covenants and agreements contained herein below, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE 1.  SALE AND PURCHASE OF THE SHARES

1.1 SALE AND PURCHASE OF THE SALE SHARES. Subject to the terms and conditions set forth on this Agreement, the Seller agrees to sell the Buyer, and the Buyer agree to purchase the from the Seller, the Sale Shares. The total price to be paid by the Buyer for the Sale Shares shale be aggregate of KRW 21,151,730,000 less any adjustments to the Purchase Price as agreed to by the Parties (the "Purchase Price").

ARTICLE 2.  CLOSING

2.1 CLOSING DATE. The purchase and sale of the Sale Shares contemplated by this Agreement shall be consummated at a closing (the "Closing) to be held on 31st July, 2000, at the principal place of business of the Company or at such other time as the Parties to this Agreement may agree (such date and time being herein referred to as the "Closing Date").

2.2 CLOSING DELIVERIES OF THE SELLER. At or as of the Closing, the Seller shall deliver, or have delivered, to the Buyer the stock certificates representing the Sale Shares, duly endorsed for transfer to the Buyer.

2.3 CLOSING DELIVERIES OF THE BUYER. At or as of the Closing, the Buyer shall deliver, or have delivered, to the Buyer an instrument evidencing that the
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Purchase Price has been paid by means of wire transfer of immediately available funds to the bank account designated by the Seller.

ARTICLE 3.  TERMINATION

3.1 TERMINATION. The obligation of the Parties hereto to consummate the purchase and the sale contemplated hereby may be terminated and abandoned at any time on or before the Closing Date by the mutual agreement of the Parties.

ARTICLE 4.  MISCELLANEOUS

4.1 ARBITRATION. Any disagreement, dispute, controversy or claim arising out of relating to this Agreement or in the interpretation hereof or any arrangements relating hereto or contemplated herein or the breach, termination or invalidity hereof shall be settled exclusively and finally by arbitration. The arbitration shall be conducted pursuant to the Rules of Arbitration of the International Chamber of Commerce (the "ICC Rules"). The arbitrage triennial shall consist of a single arbitrator appointed in accordance with the ICC Rules. The arbitration shall be conducted in Korea unless otherwise mutually agreed by the Parties. The language used in the arbitration shall be the English Language. Any decision or award of the arbitral tribunal shall be final and binding upon the Parties to the arbitration proceeding.

4.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Korea.

4.3 ASSIGNMENT. Neither Party may assign any of its rights or delegate any of its duties under this Agreement without obtaining the prior written consent of the other Party, provided, however, that Buyer may assign to an affiliate or other designee the right to purchase all or part of the Sale Shares.

IN WITNESS WHEREOF, the Parties executed this agreement as of the date first above written.




GOOD MORNING SECURITIES                   TEMPLETON INVESTMENT CO., LTD
COUNSEL, INC.
By: /s/ K. K. Doh                         By:  /s/ Michael Reed
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Name:   K. K. Doh                         Name:    Michael Reed
Title:  President & CEO                   Title:   Attorney in Fact